Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Coachmen Industries, Inc. (the “Company”) for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Claire C. Skinner, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period(s) covered in the Report.

	By:	/s/ Claire C. Skinner
Claire C. Skinner
Chairman of the Board and Chief Executive Officer
Date: August 8, 2006

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Coachmen Industries, Inc. (the “Company”) for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Richard M. Lavers, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period(s) covered in the Report.

	By:	/s/ Richard M. Lavers
Richard M. Lavers
Executive Vice President, General Counsel and Secretary, Chief Financial Officer and Chief Administrative Officer
Date: August 8, 2006